                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement              [_] Confidential, For Use of the
[_] Definitive Proxy Statement                   Commission Only (as permitted
[_] Definitive Additional Materials              by Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12


                            MIRACOR DIAGNOSTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1) Title of each class of securities to which transaction applies:


________________________________________________________________________________
2) Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4) Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5) Total fee paid:

     [_] Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1) Amount previously paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

                            MIRACOR DIAGNOSTICS, INC.
                       9191 TOWNE CENTRE DRIVE, SUITE 400
                               SAN DIEGO, CA 92122

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, MAY XX, 2003
                              TO THE SHAREHOLDERS:

Notice is hereby given that the annual meeting of shareholders (the "Annual Meeting") of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), has been called for and will be held:

    Tuesday, May XX, 2003                     9191 Towne Centre Drive, Suite 320
    8:00 a.m., Pacific Daylight Savings Time  San Diego, CA  92122

for the following purposes:

         1. To re-elect Mr. Thomas E. Glasgow to the Board of Directors until the annual meeting of shareholders to be held in the year 2006 and until his respective successor shall have been elected and qualified. To elect Harvey C. Flodin to the Board of Directors until the annual meeting of shareholders to be held in the year 2006 and until his successor shall have been elected and qualified.

         2. To approve an Amendment of the 1997 Stock Option Plan which increases the number of shares authorized under the Plan from 1.5 million to 3 million.

         3. To approve Amended and Restated By-Laws of Miracor Diagnostics, Inc. which lowers the quorum requirement for Shareholder Meetings from a majority to thirty-three and one-third percent of the issued and outstanding shares entitled to vote at the Meeting.

         4. To consider and vote upon proposals which amend Miracor's Certificate of Incorporation to cash out small shareholders by effecting alternatively, as determined by the Board of Directors in its discretion, one of two alternative reverse/forward stock splits.

         5. To ratify the Board of Directors' appointment of Parks, Tschopp, Whitcomb & Orr, P.A. to serve as the Company's independent auditors for the current calendar year.

         6. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of shareholders entitled to vote at the Annual Meeting will be available for the examination of any shareholder at the Company's offices at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122 for ten (10) days prior to May XX, 2003.

You are cordially invited to attend the shareholders' meeting. However, we urge you in any case, to please fill in, sign, and date the proxy submitted herewith and return it in the enclosed stamped envelope as promptly as possible, whether or not you plan to attend the meeting in person. The giving of such proxy will not affect your right to revoke such proxy prior to its exercise upon written notice to the Chief Executive Officer of the Company or by voting in person should you later decide to attend the meeting.

                       By Order of the Board of Directors

                                            M. Lee Hulsebus, Chairman
                                            and Chief Executive Officer
Dated:  April XX, 2003

                            MIRACOR DIAGNOSTICS, INC.
                                 PROXY STATEMENT
                                 ---------------

                                     GENERAL
                                     -------

The accompanying proxy is solicited by and on behalf of the Board of Directors of MIRACOR DIAGNOSTICS, INC., a Utah corporation (the "Company"), with offices located at 9191 Towne Centre Drive, Suite 400, San Diego, CA 92122, to be used at the Annual Meeting of Shareholders of the Company to be held on May XX, 2003, and at any adjournments thereof (the "Annual Meeting"). This proxy statement and a copy of our Form 10-KSB will be mailed to shareholders beginning approximately April XX, 2003. If the proxy submitted herewith is properly executed and returned, the shares represented thereby will be voted at the Annual Meeting as instructed on the proxy.

An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the Annual Meeting with respect to the proposal on which the abstention is noted. Abstentions will be counted as a vote "against" such proposal, except in the case of the election of directors where an abstention will not be counted as a vote and will not affect the outcome of the election.

ANY PROXY MAY BE REVOKED BY A SHAREHOLDER PRIOR TO ITS EXERCISE UPON WRITTEN NOTICE TO THE CHIEF EXECUTIVE OFFICER OF THE COMPANY OR BY A SHAREHOLDER VOTING IN PERSON AT THE ANNUAL MEETING.

The Board of Directors does not know of any matter to be proposed for action at the Annual Meeting other than those described in this proxy statement. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will act in accordance with their best judgment. None of the matters to be presented at the Annual Meeting will entitle any shareholder of the Company to appraisal rights.

The cost of preparing, assembling and mailing the notice of the Annual Meeting of the Shareholders, proxy statement, the enclosed Form 10-KSB and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mail, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, e-mail or facsimile. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of stock held of record. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF
                            -------------------------

The Board of Directors has fixed the close of business on April 8, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Only shareholders on the Record Date will be able to vote at the Annual Meeting. Each holder of record of the Company's common stock, par value $.15 per share (the "Common Stock") will be entitled to one vote for each share of Common Stock held.

As of the Record Date, there were ___________ shares of the Common Stock issued and outstanding. Holders of the Common Stock are entitled to vote on each of the matters specified in Items 1, 2, 3, 4, 5 and 6 of the Notice of the Annual Meeting. With the exception of Items 2, 3, and 4, and affirmative vote of a majority of the votes of the quorum represented by shares present or represented by proxy at the Annual Meeting is required for approval of each matter which will be submitted to shareholders. With respect to Items 2, 3 and 4, an affirmative vote of a majority of the issued and outstanding shares is required for approval of such matters.

Management of the Company knows of no business other than those matters specified in Items 1, 2, 3, 4, 5 and 6 of the Notice of Annual Meeting of Shareholders which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The following table sets forth certain information, as of March 31, 2003, as to shares of the Company's common stock beneficially owned by (i) any holder of more than five percent of the outstanding shares of Common Stock; (ii) the Company's directors; (iii) the Company's officers; and (iv) the Company's directors and officers as a group. Except as otherwise indicated and subject to applicable community property laws, each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished, or filed with the Securities and Exchange Commission, by the respective individuals or entities, as the case may be.

                                                 Shares of       Percentage (%)
                                                Common Stock       of Common
Name and Address                                Beneficially         Stock
of Beneficial Owner                               Owned(1)        Outstanding
-------------------                               --------        -----------

M. Lee Hulsebus, CEO and Director               1,104,413(2)          7.25
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Robert S. Muehlberg, COO and Director             544,823             4.95
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Ross S. Seibert, CFO                            1,259,817(3)          8.27
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Don L. Arnwine, Director                          290,683(4)          1.91
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Arthur E. Bradley, Director                        65,175(5)             *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Harvey C. Flodin, Director                         19,375                *
9191 Towne Centre Drive, Suite 400
San Diego, CA  92122

Thomas E. Glasgow, Director                       226,725             1.48
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

Stephen A McConnell, Director                     120,985                *
9191 Towne Centre Drive, Suite 400
San Diego, CA 92122

JZ Investment Corp                                766,686             5.03%
1468 West Ninth Street
Cleveland, OH  44113

All officers and directors as a group,          3,631,996            23.85
(8) persons

         *Less than one percent.

         (1) All ownership is beneficial and of record unless indicated otherwise.

         (2) Includes presently exercisable options to purchase 282,500 shares of Common Stock pursuant to the 1997 Stock Option Plan.

         (3) Includes presently exercisable options to purchase 76,250 shares of Common Stock pursuant to the 1997 Stock Option Plan.

         (4) Includes presently exercisable warrants to purchase 12,000 shares of Common Stock pursuant to a note payable agreement.

         (5) Includes presently exercisable warrants to purchase 8,000 shares of Common Stock pursuant to a note payable agreement.

                                 PROPOSAL NO. 1:
                                 ---------------


GENERAL
-------

The Board of Directors consists of seven (7) persons. The Company has a classified Board of Directors which is divided into three classes, with the term of office of each Director in a given class serving a three-year term and until such director's successor is elected and qualified. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election.

Mr. Thomas E. Glasgow is the nominee for election to the Board of Directors to serve for a three-year term which is deemed to have commenced in 2003 and will terminate upon the Company's annual meeting of shareholders to be held in 2006. Mr. Glasgow is standing for re-election to a new three-year term.

Mr. Harvey C. Flodin is the nominee for election to the Board of Directors to serve for a three-year term which is deemed to have commenced in 2002 and will terminate upon the Company's annual meeting of shareholders to be held in 2006.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTOR OF THE NOMINEES NAMED HEREIN. IF THE NOMINEES SHOULD SUBSEQUENTLY BECOME UNAVAILABLE FOR ELECTION, THE PERSONS VOTING THE ACCOMPANYING PROXY MAY IN THEIR DISCRETION VOTE FOR A SUBSTITUTE.

BOARD OF DIRECTORS
------------------

The Board of Directors has the responsibility for establishing broad corporate policies. Although in their capacity as Board members they are not involved in day-to-day operating details, members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made available at Board meetings. The Board of Directors held two (2) regular meeting and two (2) special meetings, none of which were postponed or continued, in 2002. All of the members of the Board attended at least seventy five percent of the Board meetings in 2002.

The Directors, nominees and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years:

                                                                  DIRECTOR         OFFICER
    NAME                      AGE      POSITION                   SINCE            SINCE
    ----                      ---      --------                   -----            -----
    M. Lee Hulsebus            64      Chairman of the Board,     11/11/94         8/31/94
                                       Chief Executive Officer
    Robert S. Muehlberg        49      President,                 3/11/99          5/14/01
                                       Chief Operating Officer
    Ross S. Seibert            40      Chief Financial Officer                     2/21/00
    Don L. Arnwine             70      Director                   3/6/95
    Arthur E. Bradley, DDS     69      Director                   9/26/86
    Harvey C. Flodin           63      Director                   5/18/02
    Thomas E. Glasgow          49      Director                   11/11/94
    Stephen A McConnell        50      Director                   5/17/01

The principal occupations and positions for the past several years of each of the executive officers and directors of the Company are as follows:

M. LEE HULSEBUS has been in the health care field since 1964. From January 1990 until he joined Miracor in August 1994, he was the President and owner of his own health care consulting firm. From 1990 to 1992, Mr. Hulsebus also served as President of Sports Support, Inc., a sports medicine company. From 1988 until 1990, he served as Medical Group president for Teleflex, Inc. For 24 years prior to that, Mr. Hulsebus was employed by Becton-Dickinson & Co. and C.R. Bard, Inc., both of which are leading companies in the health care industry. Mr. Hulsebus has served in the capacity of President/Chief Executive Officer since 1979 for various companies.

ROBERT S. MUEHLBERG has been President and Chief Operating Officer since May 14, 2001. Prior to joining Miracor, he served as President and Chief Executive Officer of Envision Management, Inc., a company that provided management and consulting services to the diagnostic imaging industry since 1997. Mr. Muehlberg served as Chairman and Chief Executive Officer from 1994 until 1997 of Medical Imaging Centers of America, Inc. (MICA), a company he joined in 1985. Prior to joining MICA, Mr. Muehlberg held various management positions at International Imaging, Inc., Chicago, IL and American Medical International (AMI) Clearwater, FL. Mr. Muehlberg holds a Bachelor's degree in Health Science from the University of Missouri and a Masters degree in Business Administration from Nova Southeastern University.

ROSS S. SEIBERT joined the Company in February 2000 as the Chief Financial Officer. Mr. Seibert was with Deloitte & Touche for thirteen years and served as Senior Manager. He worked with a wide range of clients and has experience with SEC reporting, mergers and acquisitions, internal controls and information systems. He received a BS in accounting from Indiana University and an MBA in finance from San Diego State University.

DON L. ARNWINE has been President of Arnwine Associates of Irving, Texas, a company that provides advisory services to the health care industry. Mr. Arnwine served as Chairman and Chief Executive Officer from 1985 until 1988 of Voluntary Hospitals of America (VHA), a company he joined in 1982. Prior to joining VHA, Mr. Arnwine served as President and Chief Executive Officer of Charleston Area Medical Center, a 1000-bed regional facility care center in the State of West Virginia. Mr. Arnwine holds a B.S. degree in Business Administration from Oklahoma Central State University and a Masters degree in Hospital Management from Northwestern University.

ARTHUR E. BRADLEY, DDS practiced dentistry in Hattiesburg, Mississippi from 1961 to 1998. Dr. Bradley has been involved for his own account in real estate investments for twenty years and has been active in oil and gas investments for fifteen years. Dr. Bradley graduated from the University of Mississippi at Hattiesburg and obtained his degree in Dentistry from Loyola University Dental School.

HARVEY C. FLODIN has for the past ten years operated a private corporate law practice in San Diego, California specializing in the field of healthcare. As part of his practice, he served as Corporate Counsel to InSight Health Services, Inc. and Medical Imaging Centers of America, Inc., public companies engaged in providing medical imaging services. Prior thereto, he had been General Counsel to the Ventana Group, a San Diego based venture capital firm. He also has served as Chief Operating Officer and General Counsel of Cenco, Incorporated, a Chicago-based publicly traded company in the health services field. In addition, he served as Corporate Counsel for Baxter International, Inc., a publicly traded provider of medical products. He received his J.D. from Duke University.

THOMAS E. GLASGOW is currently the Chairman and CEO of OneSource Technology, Inc., a NASDAQ listed technical maintenance service and manufacturing company based in Scottsdale, Arizona and Denver Colorado. He is also the owner of Integrated Trade Systems, Inc. a Lombard, IL international logistics software company. He serves on the board of three publicly traded companies and is active in the venture community. Prior to these ventures, Mr. Glasgow was a Director and Vice-President at Federal Express Corporation where he served in various senior management capacities for 12 years. He holds an MBA from J. L. Kellogg - Northwestern University.

STEPHEN A MCCONNELL has been a Director of the Company since May 2001. He is the President of Solano Ventures, a firm involved in private capital investments. He is currently chairman of G-L Industries, LLC, a Salt Lake City-based manufacturer of wood glu-lam beams used in the construction industry. He has served, between 1991 and 1997, as Chairman of the Board and majority stockholder in Mallco Lumber & Building Materials, Inc., a wholesale distributor of construction lumber and doors. From 1991 to 1995, Mr. McConnell was President of Belt Perry Associates, Inc., a property tax appeal firm. He was President and Chief Executive Officer of N-W Group, Inc., a publicly held corporation, from 1985 through 1991. Mr. McConnell presently serves on the boards of Vodavi Technologies, Inc., Mobile Mini, Inc and Capital Title Group, Inc. Mr. McConnell holds a BA from Harvard College and an MBA from Harvard Business School.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no reports were required for those persons, the Company believes that during 2002 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the cash compensation paid by the Company to executive officers of the Company as of December 31, 2002, whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2002.

                                                  SUMMARY COMPENSATION TABLE

                                         Annual Compensation         Long Term Compensation
                                         -------------------         ----------------------
                                                                            Awards
                                                                            ------
                                                                                      Securities
Name and                                             Other Annual     Restricted     Underlying
Principal Position            Year       Salary      Compensation     Stock Awards    Options #
------------------            ----       ------      ------------     ------------    ---------
M. Lee Hulsebus, Chairman     2002      $191,539       $ 38,500(1)     $  7,044(2)     225,000(3)
of the Board and Chief        2001      $180,000       $ 25,000(4)     $  7,440(2)       -0-
Executive Officer             2000      $167,621       $ 25,000(4)     $ 50,000(2)     250,000(5)


Robert S. Muehlberg,          2002      $133,846        $ 45,089(6)    $  4,696(2)    175,000(3)
President and Chief           2001      $ 71,538        $  4,292(7)    $    -0-          -0-
Operating Officer


Ross S. Seibert, Chief        2002      $103,116        $13,588(8)     $ 17,351(9)    100,000(3)
Financial Officer             2001      $ 93,053        $   -0-        $ 17,063(10)      -0-
                              2000      $ 69,462        $   -0-        $  2,880(2)    115,000(11)


(1) Of this amount $13,500 represents cash paid as bonus compensation, $10,000 represents life and disability insurance reimbursement and $15,000 represents an auto allowance.

(2)      Represents Rule 144 stock paid as bonus compensation.

(3) Represents number of stock options granted pursuant to the 1997 Stock Option Plan subject to four year vesting at an exercise price of $0.27 each which was 100% of the market value at the date of grant.

(4) Of this amount $10,000 represents life and disability insurance reimbursement and $15,000 represents an auto allowance.

(5) Represents stock options granted pursuant to the 1997 Stock Option Plan of which 75,000 options are exercisable at $0.6875 each and 50,000 options are exercisable at $.26 each which was the market value at the date of issuance.

(6) Of this amount $9,000 represents cash paid as bonus compensation, $26,120 represents stock grants paid pursuant to employment letter, and $9,969 represents an auto allowance.

(7)      Represents a stock grant paid pursuant to employment letter.

(8) Of this amount $7,500 represents cash paid as bonus compensation and $6,088 represents a stock grant paid pursuant to employment letter.

(9) Of this amount $3,913 represents Rule 144 stock paid as bonus compensation and $13,438 represents a stock grant paid pursuant to employment letter.

(10) Of this amount $3,625 represents Rule 144 stock paid as bonus compensation and $13,438 represents a stock grant paid pursuant to employment letter.

(11) Represents stock options granted pursuant to the 1997 Stock Option Plan of which 37,500 options are exercisable at $1.00 each and 20,000 options are exercisable at $.27 each which was the market value at the date of issuance.

         Messrs. Hulsebus, Muehlberg and Seibert may receive bonuses or other additional compensation consisting of cash, stock or stock purchase rights as may be determined from time to time by the Board of Directors.

         There are no family relationships among any Directors or executive officers.


EMPLOYMENT AGREEMENTS
---------------------

In August 1994, we entered into an exclusive four-year term employment agreement with Mr. M. Lee Hulsebus. Under his employment agreement, Mr. Hulsebus is to serve as our Chief Executive Officer and to receive a base salary of $162,000 per annum. In addition, in 1994, we entered into a severance agreement with Mr. Hulsebus. Such severance agreement provides, among other things, that in the event of a change in control of us or Mr. Hulsebus is involuntarily terminated, suffers a disability while employed by us or dies while employed by us, then Mr. Hulsebus is entitled to receive certain benefits from us. Such benefits may include some or all of the following: an amount based on Mr. Hulsebus' base salary as provided for in Mr. Hulsebus' employment agreement; an amount based on the bonus paid or payable to Mr. Hulsebus as provided for in Mr. Hulsebus' employment agreement; the right to receive common stock that shall vest immediately; the right to exercise any warrants or stock options held by or granted to Mr. Hulsebus under Mr. Hulsebus' employment agreement or any of our stock option plans or both; life insurance and disability insurance. Mr. Hulsebus receives a car allowance of $15,000 annually and life and disability insurance valued at $10,000 annually. Mr. Hulsebus will not receive any benefits if Mr. Hulsebus voluntarily terminates his employment with us or we terminate Mr. Hulsebus "for cause," which is defined as the conviction of Mr. Hulsebus after appeal of a felony. On May 17, 2002 the term on Mr. Hulsebus' employment agreement and severance agreement were extended for an additional one (1) year period, or until August 31, 2005. In May 2002 Mr. Hulsebus' base salary was increased to $200,000 per annum.

In May 2001, we hired Robert S. Muehlberg as President and Chief Operations Officer. In May 2002, we entered into an employment agreement with Mr. Muehlberg. The term of the employment agreement is three years and shall terminate on May 20, 2005. The agreement provides for an eighteen-month severance upon involuntary termination. Mr. Muehlberg receives a car allowance of $12,000 annually. In May 2002 Mr. Muehlberg's base salary was increased to $144,000 per annum.

In February 2000, we hired Mr. Seibert to serve as our Chief Financial Officer. In May 2002, we entered into an employment agreement with Mr. Seibert. The term of the employment agreement is two years and shall terminate on May 20, 2004. The agreement provides for a twelve-month severance upon involuntary termination. In May 2002 Mr. Seibert's base salary was increased to $106,000 per annum.

EMPLOYEE BENEFIT PLAN
---------------------

On November 1, 2000, the Company adopted the 401(k) Profit Sharing Plan and Trust (the "Plan") for employees of the Company. The Plan allows employees who satisfy the age and service requirements to contribute up to 15% of pre-tax wages, limited to the maximum amount permitted under federal law. The Company has made no contributions to the Plan.

COMPENSATORY STOCK BENEFIT PLANS
--------------------------------

On May 22, 2002 the Company's Board of Directors approved the registration of 950,000 shares of common stock under Form S-8, whereby services are obtained in exchange for issuance of free trading stock of the Company. Shares may be awarded under this plan until March 20, 2007.

On March 20, 2001 the Company's Board of Directors approved the registration of 1,000,000 shares of common stock under Form S-8, whereby services are obtained in exchange for issuance of free trading stock of the Company. Shares may be awarded under this plan until March 20, 2006.

On August 24, 2000 the Company's Board of Directors approved the registration of 1,500,000 shares of common stock to be issued pursuant to the Company's 1997 Stock Option Plan. Shares may be awarded under this plan until August 24, 2005.

BOARD CLASSIFICATION AND COMMITTEES
-----------------------------------

The Company adopted a classified Board of Directors in April 1995. The Board of Directors consists of seven members divided into three classes, with each Director in a given class serving a three-year term. Having a classified Board of Directors may be viewed as inhibiting a change in control of the Company and having possible anti-takeover effects. Officers of the Company serve at the discretion of the Board of Directors, subject to any existing employment agreements. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

THE AUDIT COMMITTEE reviews the engagement of the independent auditors, reviews and approves the scope of the annual audit undertaken by the independent auditors and reviews the independence of the accounting firm. The Audit Committee also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. The Audit Committee is presently comprised of Thomas E. Glasgow, Harvey C. Flodin and Stephen A McConnell. The Audit Committee held four (4) meetings during 2002. The Company's Board of Directors has adopted a written charter for the Audit Committee. This is included in this Proxy Statement as Appendix A. Please review the "Report of the Audit Committee" included in this proxy statement.

THE COMPENSATION COMMITTEE reviews compensation issues relating to executive management and makes recommendations with respect thereto to the Board of Directors. The Compensation Committee is presently comprised of Don L. Arnwine, Thomas E. Glasgow, Arthur E. Bradley and Stephen A McConnell. The Compensation Committee held three (3) meetings in 2002.

THE NOMINATING COMMITTEE selects individuals to be nominated as directors and officers of the Company. The members of the Nominating Committee are M. Lee Hulsebus, Don L. Arnwine and Robert S. Muehlberg. The Nominating Committee held two (2) meeting in 2002.

Each member of the Board of Directors who is not an officer or employee of the Company receives shares of Common Stock at the rate of 30,000 shares per annum, payable quarterly. They also receive fees as committee members and for meetings attended throughout the year. The Company reimburses its Directors for travel expenses incurred in connection with meetings of the Board of Directors or committee meetings attended.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and operates under a written charter adopted by the Board of Directors. The Committee held four (4) meetings during 2002. All members of the Committee are "independent" as defined under NASDAQ rules.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-KSB with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosure in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. The Committee has received from the independent auditors the written disclosures and the letter required by the Auditing Standards Board, has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and has considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-KSB as of December 31, 2002 and for the year then ended for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company's independent auditors.

                           Members of the Audit Committee:
                              Thomas E. Glasgow, Chairman of the Audit Committee Harvey C. Flodin
                              Stephen A McConnell

                                 PROPOSAL NO. 2:
                                 ---------------

TO APPROVE AN AMENDMENT OF THE 1997 STOCK OPTION PLAN WHICH INCREASED THE NUMBER
       OF SHARES AUTHORIZED UNDER THE PLAN FROM 1.5 MILLION TO 3 MILLION


Subject to the approval of stockholders, the Board of Directors has amended the 1997 Stock Option Plan to increase the total number of shares from 1.5 million to 3 million. All other terms of the Plan remain the same. The 1997 Stock Option Plan, as amended on May 18, 2002, is attached hereto as Appendix B.

The amendment will permit the continuation of option awards which provide long-term incentives to the executive officers, managers and other key employees to achieve Miracor's strategic business plan.

The Board of Directors believes that the 1997 Stock Option Plan, as amended, helps Miracor compete for, motivate and retain executives and other key employees. Since 1997, Miracor has used awards of stock options as the principal long-term incentives for its employees.

Consistent with Miracor's compensation philosophy, the value of the awards is dependent solely on appreciation in the market value of Miracor's common stock.

SHARES SUBJECT TO THE PLAN: In 1997, the stockholders approved the 1997 Stock Option Plan to issue 1,500,000 shares. As of December 31, 2002, 99,250 of those shares remain available for award.

PRINCIPAL FEATURES OF THE PLAN: The 1997 Stock Option Plan, as amended, will not change other than increasing the number of shares from 1.5 million to 3 million.

ADMINISTRATION: The 1997 Stock Option Plan is administered by the Board of Directors, which, in its discretion, may award options for terms of up to 10 years.

The Board of Directors may terminate the 1997 Stock Option Plan, as amended, or may amend it or any outstanding option, but shareholder approval is required to:

         o        increase the number of shares available;

         o        extend the period during which options may be awarded.

No amendment may adversely affect the rights of any optionee under an outstanding option or, after a Change in Control, deprive an optionee of a right that became operative upon a Change in Control. In the event of changes resulting from stock dividends, stock splits or exchange rights, the Board of Directors may adjust the number of shares subject to the 1997 Stock Option Plan.

PARTICIPATION: Awards under the 1997 Stock Option Plan, as amended, may be made to selected key employees of Miracor and its subsidiaries, including those who may also serve as officers.

AWARDS TO EMPLOYEES: The timing and terms of option awards made to employees are subject to the discretion of the Board of Directors. Options are awarded to employees at not less than the fair market value of Miracor's stock on the date of award and are exercisable as determined by the Committee, except that options must be exercised within 10 years from the date of award.

CHANGE IN CONTROL: In the event of dissolution or merger the 1997 Stock Option Plan, as amended, shall continue in full force. In the event the surviving corporation refuses to continue the 1997 Stock Option Plan, as amended, any options that were not exercisable shall be accelerated and will become immediately exercisable.

EXERCISE OF OPTION: Shares delivered on the exercise of an option shall be authorized and unissued shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE 1997 STOCK OPTION PLAN, AS AMENDED MAY 18, 2002, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

                                 PROPOSAL NO. 3:
                                 ---------------

TO APPROVE THE AMENDED AND RESSTATED BY-LAWS OF MIRACOR DIAGNOSTICS, INC. WHICH LOWERS THE QUORUM REQUIREMENT FOR SHAREHOLDER MEETINGS FROM A MAJORITY TO THIRTY-THREE AND ONE-THIRD PERCENT OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO A VOTE AT THE MEETING.

The Board of Directors of the Company believes that it is in the best interests of the Company to amend and restate the Company's existing By-laws to the form attached as "Amended and Restated By-laws" and set forth in this Proxy Statement as Appendix C.

The Board of Directors believes the "Amended and Restated By-laws" which it proposes to be adopted will provide the Company with greater and additional flexibility with respect to future corporate actions and governance matters. The only significant change between the existing By-laws to the proposed new "Amended and Restated By-laws" was the quorum required at Shareholder Meetings. It is becoming increasingly difficult to find a quorum as a large amount of the outstanding shares are held in nominee; therefore, reducing the percentage needed to obtain a quorum for the shareholder's meetings is required.

In order to adopt the proposed "Amended and Restated By-laws" the approval of a majority vote of the outstanding voting stock of the Company is required. If this Proposal is approved by the shareholders the '"Amended and Restated By-laws" would be immediately adopted by the Company in its entirety in the form set forth in this Proxy Statement as Appendix C.

The Board of Directors of the Company has unanimously adopted a Resolution accepting the proposed 'Amended and Restated By-laws' as set forth in the Proxy Statement. The Board has also declared the advisability of adopting the proposed form of "Amended and Restated By-laws," and directed that it be submitted to the shareholders of the Company for their approval at the next Annual Meeting. If adopted by the shareholders, the "Amended and Restated By-laws" will become effective upon the Company making the appropriate filing with the Secretary of State of Utah.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AMENDED AND RESTATED BY-LAWS, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

                                 PROPOSAL NO. 4
                                 --------------

   TO CONSIDER AND VOTE UPON A PROPOSAL WHICH AMENDS MIRACOR'S CERTIFICATE OF INCORPORATION TO CASH OUT SMALL SHAREHOLDERS BY EFFECTING ALTERNATIVELY AS
  DETERMINED BY THE BOARD ONE OF TWO ALTERNATIVE REVERSE/FORWARD STOCK SPLITS

SUMMARY


The Board of Directors has authorized, and recommends for your approval, both of the alternative reverse/forward stock split transactions described below:

Alternative 1: A reverse 1-for-25 stock split followed immediately by a forward 25-for-1 stock split of the Common Stock

Alternative 2: A reverse 1-for-100 stock split followed immediately by a forward 100-for-1 stock split of the Common Stock

The Company believes that the Reverse/Forward Split will result in significantly reduced shareholder record keeping and mailing expenses for Miracor Diagnostics, Inc. and provide holders of fewer than the Minimum Number of shares with an efficient, cost-effective way to cash-out their investments.

--------------------------------------------------------------------------------


In the discussion below, the term "Minimum Number" means: 25, if the 1-for-25 Reverse/25-for-1 Forward Split is implemented and 100, if the 1-for-100 Reverse/100-for-1 Forward Split is implemented.

Both of the transactions are comprised of a reverse stock split (the "Reverse Split") pursuant to which each Minimum Number of shares of Common Stock registered in the name of a shareholder at the effective time of the Reverse Split will be converted into one share of Common Stock, followed immediately by a forward stock split (the "Forward Split") pursuant to which each share of Common Stock outstanding upon consummation of the Reverse Split will be converted into the Minimum Number of shares of Common Stock. As permitted under Utah law, shares of Common Stock that would be converted into less than one share in the Reverse Split will instead be converted into the right to receive a cash payment as described below (we refer to the Reverse Split, the Forward Split and these cash payments, collectively, as the "Reverse/Forward Split"). However, if a registered shareholder holds the Minimum Number or more shares of Common Stock in his or her account at the effective time of the Reverse Split, any fractional share in such account resulting from the Reverse Split will not be cashed out and the total number of shares held by such holder will not change as a result of the Reverse/Forward Split.

The Company is submitting this proposal to approve (and the Board recommends that shareholders approve) both of the alternative Reverse/Forward Split transactions described above, and the Board in its discretion may elect to effect any one (but not more than one) of these two transactions that are approved by the requisite vote of the shareholders of the Company. The Board will also have the discretion to determine if and when to effect any of these transactions that are approved by the shareholders and reserves the right to abandon any or all such transactions even if approved by the shareholders (see "Reservation of Rights"). We expect that, if shareholders approve and the Board elects to implement the Reverse/Forward Split, the Reverse/Forward Split would be consummated within one year of the date of the Annual Meeting. If the Board determines to implement one of the alternative Reverse/Forward Split transactions approved by the shareholders, the Company will publicly announce in a press release and post on its website at http://www.miracor.net, prior to the effective date of the Reverse/Forward Split, which of the approved alternative Reverse/Forward Split transactions the Board has elected to effect.

The Board is soliciting shareholder approval for both of the alternative Reverse/Forward Split transactions. The availability of both alternatives will provide the Board with the flexibility to implement the Reverse/Forward Split transaction that will maximize the expected cost savings and other anticipated benefits for the Company. In determining which of the two alternative Reverse/Forward Split transactions to implement, if any, following shareholder approval, the Board will consider factors such as (1) the then prevailing trading price and trading volume for the Common Stock and the anticipated impact of the Reverse/Forward Split on the trading market for the Common Stock; (2) the Board's determination as to which of the alternative transactions would result in the greatest overall reduction in the Company's administrative costs; (3) other transactions that the Company might be considering; and (4) prevailing general market and economic conditions.

If approved by shareholders and implemented by the Board, the Reverse/Forward Split will become effective on such date as may be determined by the Board upon the filing of the necessary amendments to the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Utah (the "Effective Date"). The forms of proposed amendments to the Company's Restated Certificate of Incorporation necessary to effect the Reverse/Forward Split are attached to this Proxy Statement as Appendix D.

EFFECT ON SHAREHOLDERS

If approved by shareholders at the Annual Meeting and implemented by the Board, the Reverse/Forward Split will affect the Company shareholders as follows:

Shareholder Before Completion               Net Effect After Completion
of the Reverse/Forward Split                of the Reverse/Forward Split
--------------------------------------      ------------------------------------
Registered shareholders holding the         None.
Minimum Number or more shares of
Common Stock.

Registered shareholders holding fewer       Shares will be converted into the
than the Minimum Number of shares of        right to receive cash (see
Common Stock.                               "Determination of Cash-Out Price" at
                                            page 19).

Shareholders holding Common Stock in        The Company intends for the Reverse/
street name through a nominee (such as      Forward Split to treat shareholders
a bank or broker).                          holding Common Stock in street name
                                            through a nominee (such as a bank or
                                            broker) in the same manner as
                                            shareholders whose shares are
                                            registered in their names. Nominees
                                            will be instructed to effect the
                                            Reverse/Forward Split for their
                                            beneficial holders. However,
                                            nominees may have different
                                            procedures and shareholders holding
                                            shares in street name should contact
                                            their nominees.

REASONS FOR THE REVERSE/FORWARD SPLIT

The Board recommends that shareholders approve each of the alternative Reverse/Forward Split transactions described herein for the following reasons. These, and other reasons, are described in detail under "Background and Purpose of the Reverse/Forward Split" below.

Issue                                       Solution
--------------------------------------      ------------------------------------
The Company has a large number of           The Reverse/Forward Split will
shareholders that own relatively few        reduce the number of shareholders
shares. Specifically, as of March 31,       with small accounts and result in
2003, of Miracor's approximately 1,700      less administrative costs.
registered shareholders and shareholders holding Common Stock in street name through a nominee (i.e., a banker/broker) approximately 1,200 held fewer than 25 shares of Common Stock and approximately
1,300 held fewer than 100 shares of
Common Stock in their accounts.
Continuing to maintain accounts for these shareholders, including costs associated with required shareholder mailings, will cost Miracor at least $15,000 per year.

Issue                                       Solution
--------------------------------------      ------------------------------------
In many cases it is prohibitively           The Reverse/Forward Split cashes out
expensive for shareholders with fewer       shareholders with small accounts
than 25 or 100 shares, as the case may      without transaction costs such as
be, to sell their shares on the open        Brokerage fees. However, if these
market.                                     shareholders do not want to cash out
                                            their holdings of Common Stock, they
                                            may purchase additional shares to
                                            increase the number of shares of
                                            Common Stock in their account to the
                                            Minimum Number, or, if applicable,
                                            consolidate or transfer accounts
                                            into an account with at least the
                                            Minimum Number of shares of Common
                                            Stock.

STRUCTURE OF THE REVERSE/FORWARD SPLIT

The Reverse/Forward Split includes both a reverse stock split and a forward stock split of the Common Stock. If the Reverse/Forward Split transaction is approved by shareholders and implemented by the Board, the Reverse Split is expected to occur at 6:00 p.m. on the Effective Date and the Forward Split is expected to occur at 6:01 p.m. on the Effective Date. Upon consummation of the Reverse Split, each registered shareholder on the Effective Date will receive one share of Common Stock for each Minimum Number of shares of Common Stock held in his or her account at that time. If a registered shareholder holds the Minimum Number or more shares of Common Stock in his or her account, any fractional share in such account will not be cashed out after the Reverse Split and the total number of shares held by such holder will not change as a result of the Reverse/Forward Split.


Any registered shareholder who holds fewer than the Minimum Number of shares of Common Stock in his or her account at the time of the Reverse Split (also referred to as a "Cashed-Out Shareholder") will receive a cash payment instead of fractional shares. This cash payment will be determined and paid as described below under "Determination of Cash-Out Price" at page 19. Immediately following the Reverse Split, all shareholders who are not Cashed-Out Shareholders will receive the Minimum Number of shares of Common Stock for every one share of Common Stock they held following the Reverse Split. We intend for the Reverse/Forward Split to treat shareholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as "Cashed-Out Shareholders." However, nominees may have different procedures, and shareholders holding shares in street name should contact their nominees.

In general, the Reverse/Forward Split can be illustrated by the following examples:

Hypothetical Scenario                       Result
--------------------------------------      ------------------------------------
Mr. Brown is a registered shareholder       Instead of receiving a fractional
who holds 24 shares of Common Stock in      share of Common Stock immediately
his account prior to the Reverse/           after the Reverse Split, Mr. Brown's
Forward Split.                              shares will be converted into the
                                            right to receive cash. If the
                                            procedure described below under
                                            "Determination of Cash-Out Price"
                                            resulted in a per share price of
                                            $0.25 per share, Mr. Brown would
                                            receive $6.00 ($0.25 x 24 shares).

Note: If Mr. Brown wants to continue his investment in Miracor, he can, prior to the Effective Date, buy at least one more share in the case of the 1-for-25 Reverse/25-for-1 Forward Split and 76 more shares in the case of the 1-for-100 Reverse/100-for-1 Forward Split, and hold them in his account. Mr. Brown would have to act far enough in advance of the Reverse/Forward Split so that the purchase is completed and the additional shares are credited in his account by the close of business (eastern time) on the Effective Date.

Hypothetical Scenario                       Result
--------------------------------------      ------------------------------------
Ms. Green has two separate record           As described above, Ms. Green will
accounts. As of the Effective Date, she     receive cash payments equal to the
holds 20 shares of Common Stock in one      cash-out price of her Common Stock
account and 24 shares of Common Stock       in each record account instead of
in the other. All of her shares are         receiving fractional shares.
registered in her name only.                Assuming a hypothetical cash-out
                                            price of $0.25 cents per share, Ms.
                                            Green would receive two checks
                                            totaling $11 (20 x $0.25 = $5; 24 x
                                            $0.25 = $6; $5 + $6 = $11).

Note: If Ms. Green wants to continue her investment in Miracor, she can consolidate or transfer her two record accounts prior to the Effective Date into an account with at least the Minimum Number of shares of Common Stock. Alternatively, she can buy at least five more shares for the first account and one more share for the second account, in the case of the 1-for-25 Reverse/25-for-1 Forward Split, or at least 80 more shares for the first account and 76 more shares for the second account, in the case of the 1-for-100 Reverse/100-for-1 Forward Split, and hold them in her account. She would have to act far enough in advance of the Reverse/Forward Split so that the consolidation or the purchase is completed by the close of business (eastern time) on the Effective Date.

Hypothetical Scenario                       Result
--------------------------------------      ------------------------------------
Mr. Blue holds 101 shares of Common         After the Reverse/Forward Split, Mr.
Stock as of the Effective Date.             Blue will continue to hold all 101
                                            shares of Common Stock.

BACKGROUND AND PURPOSE OF THE REVERSE/FORWARD SPLIT

Miracor has a shareholder base of approximately 1,700 registered shareholders. This base is principally the result of various reverse splits resulting in a high proportion of shareholders with small holdings.

As of March 24, 2003, approximately 1,200 and 1,300 registered holders of Common Stock owned fewer than 25 and 100 shares, respectively. At that time, these shareholders represented approximately 69% and 75%, respectively, of the total number of registered holders of Common Stock, but these accounts represented approximately only 0.02% and 0.06%, respectively, of the total number of outstanding shares of Common Stock.

Miracor expects cost savings as a result of the Reverse/Forward Split. The cost of administering each registered shareholder's account is the same regardless of the number of shares held in that account. Therefore, Miracor's costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved. In 2003, we expect that each registered shareholder will cost Miracor approximately $16.00 for transfer agent and other administrative fees as well as printing and postage costs to mail proxy materials and the annual report. We expect that these costs will only increase over time.

Moreover, the Reverse/Forward Split will provide shareholders with fewer than the Minimum Number of shares of Common Stock with a cost-effective way to cash out their investments, because Miracor will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Split. Otherwise, shareholders with small holdings would likely incur brokerage fees which are disproportionately high relative to the market value of their shares if they wanted to sell their stock. The Reverse/Forward Split will eliminate these problems for most shareholders with small holdings.

In light of these disproportionate costs, the Board believes that it is in the best interests of Miracor and its shareholders as a whole to eliminate the administrative burden and costs associated with such small accounts. We expect that we will reduce the total cost of administering registered shareholder accounts by at least $15,000 per year if we complete the Reverse/Forward Split.

EFFECT OF THE REVERSE/FORWARD SPLIT ON MIRACOR SHAREHOLDERS

Registered Shareholders with Fewer than the Minimum Number of Shares of Common
Stock:


If we complete the Reverse/Forward Split and you are a Cashed-Out Shareholder (i.e., a shareholder holding fewer than the Minimum Number of shares of Common Stock immediately prior to the Reverse Split):

o You will not receive fractional shares of stock as a result of the Reverse Split in respect of your shares being cashed out.

o Instead of receiving fractional shares, you will receive a cash payment in respect of your affected shares. See "Determination of Cash-Out Price" at page 19.

o After the Reverse Split, you will have no further interest in Miracor with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a shareholder or share in Miracor's assets, earnings, or profits paid after the Reverse Split. In other words, you will no longer hold your cashed-out shares and you will have only the right to receive cash for these shares. In addition, you will not be entitled to receive interest with respect to the period of time between the Effective Date and the date you receive your payment for the cashed-out shares.

o You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Split.

o As soon as practicable after the time we effect the Reverse/Forward Split, you will receive a payment for the cashed-out shares you held immediately prior to the Reverse Split in accordance with the procedures described below.

If You Hold Certificated Shares:

o If you are a Cashed-Out Shareholder with a stock certificate representing your cashed-out shares, you will receive a transmittal letter as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) to Miracor's transfer agent, Corporate Stock Transfer, for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to Corporate Stock Transfer, together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. For further information, see "Stock Certificates" below.

o All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.

o You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Split.

     NOTE: If you want to continue to hold Common Stock after the Reverse/Forward Split, you may do so by taking either of the following actions far enough in advance so that it is completed by the Effective
     Date:

     (1) purchase a sufficient number of shares of Common Stock so that you hold at least the Minimum Number of shares of Common Stock in your account prior to the Reverse Split; or

     (2) if applicable, consolidate your accounts so that you hold at least the Minimum Number of shares of Common Stock in one account prior to the Reverse Split.

REGISTERED SHAREHOLDERS WITH THE MINIMUM NUMBER OR MORE SHARES OF COMMON STOCK:

If you are a registered shareholder with the Minimum Number or more shares of Common Stock as of 6:00 p.m. on the Effective Date, we will first reclassify your shares into one-twenty-fifth (1/25) or one-one hundredth (1/100), as the case may be, of the number of shares you held immediately prior to the Reverse Split. One minute after the Reverse Split, at 6:01 p.m., we will reclassify your shares in the Forward Split into 25 or 100 times, as the case may be, the number of shares you held after the Reverse Split, which will result in the same number of shares you held before the Reverse Split. As a result, the Reverse/Forward Split will not affect the number of shares that you hold if you hold the Minimum Number or more shares of Common Stock immediately prior to the Reverse Split. To illustrate, if we were to effect the 1-for-100 Reverse/100-for-1 Forward Split and you held 200 shares of Common Stock in your account immediately prior to the Reverse Split, your shares would be converted into 2 shares in the Reverse Split and then back to 200 shares in the Forward Split.

STREET NAME HOLDERS OF COMMON STOCK:

Miracor intends for the Reverse/Forward Split to treat shareholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and shareholders holding Common Stock in street name should contact their nominees.

CURRENT AND FORMER MIRACOR EMPLOYEES:

If you are a current or former employee of Miracor, you may own Miracor restricted stock units and/or hold options to purchase Miracor stock through Miracor's stock plans. The Reverse/Forward Split will not affect the number of options to acquire Common Stock or the number of restricted stock units you hold under Miracor's stock plans.

DETERMINATION OF CASH-OUT PRICE

Under Utah law, the Company is not required to issue fractional shares in the reverse split. The Company intends to cash-out stockholders' fractional interests at the Trading Value of such interests. Trading Value shall be the average, over the 10 trading days prior to and including Effective Date, of the high and low trading prices each day. If there is no trading on any day, for that day, the Trading Value will be the average of the closing bid and asked prices.

The Company believes the Reverse/Forward Split is fair to the holders of record of the Minimum Number or fewer shares because the transaction will provide them with cash for their shares, because the cash amount will be determined by the market over a 10 day period, and because the Company will not charge such holders with any fees or commissions in order to cash out their shares.

EFFECT OF THE REVERSE/FORWARD SPLIT ON MIRACOR

The Reverse/Forward Split will not affect the public registration of the Common Stock with the SEC under the Securities Exchange Act of 1934, as amended. Similarly, we do not expect that the Reverse/Forward Split will affect the continued listing of the Common Stock on the OTC:BB.

The number of authorized shares of Common Stock will not change as a result of the Reverse/Forward Split. On March 31, 2003, there were 15,228,015 shares of Common Stock issued and outstanding.

The par value of the Common Stock will remain at $0.15 per share after the Reverse/Forward Split.

STOCK CERTIFICATES

The Reverse/Forward Split will not affect any certificates representing shares of Common Stock held by registered shareholders owning the Minimum Number or more shares of Common Stock immediately prior to the Reverse Split. Existing certificates held by any of these shareholders will continue to evidence ownership of the same number of shares as is set forth on the face of the certificate.

Any Cashed-Out Shareholder with share certificates will receive a letter of transmittal after the Reverse/Forward Split is completed. These shareholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to Miracor's transfer agent before they can receive cash payment for those shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

We have summarized below certain federal income tax consequences to Miracor and its shareholders resulting from the Reverse/Forward Split. This summary is based on U.S. federal income tax law existing as of the date of this Proxy Statement, and such tax laws may change, even retroactively. This summary does not discuss all aspects of federal income taxation that may be important to you in light of your individual circumstances. You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

We believe that the Reverse/Forward Split will be treated as a tax-free "recapitalization" for federal income tax purposes.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WHO ARE NOT CASHED OUT BY THE REVERSE/FORWARD SPLIT:

If you (1) continue to hold Common Stock immediately after the Reverse/Forward Split, and (2) receive no cash as a result of the Reverse/Forward Split, you will not recognize any gain or loss in the Reverse/Forward Split and you will have the same adjusted tax basis and holding period in your Common Stock as you had in such stock immediately prior to the Reverse/Forward Split.

FEDERAL INCOME TAX CONSEQUENCES TO CASHED-OUT SHAREHOLDERS:

If you receive cash as a result of the Reverse/Forward Split, you will recognize capital gain or loss in an amount equal to the difference between the cash you received in the Reverse/Forward Split and your aggregate adjusted tax basis in the shares of Common Stock cashed out.

If you receive cash as a result of the Reverse/Forward Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold Common Stock immediately after the Reverse/Forward Split, as explained below.

a. Shareholders who Exchange all of their Common Stock for Cash as a Result of the Reverse/Forward Split

If you (1) receive cash in exchange for a fractional share as a result of the Reverse/Forward Split, (2) do not continue to hold any Common Stock immediately after the Reverse/Forward Split, and (3) are not related to any person or entity which holds Common Stock immediately after the Reverse/Forward Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

b. Shareholders who both Receive Cash and Continue to Hold Common Stock Immediately after the Reverse/Forward Split

If you both receive cash as a result of the Reverse/Forward Split and continue to hold Common Stock immediately after the Reverse/Forward Split, you generally will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of the aggregate fair market value of your shares of Common Stock plus the cash received over your adjusted tax basis in the shares, or (2) the amount of cash received in the Reverse/Forward Split. In determining whether you continue to hold Common Stock immediately after the Reverse/Forward Split, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. Your aggregate adjusted tax basis in your shares of Common Stock held immediately after the Reverse/Forward Split will be equal to your aggregate adjusted tax basis in your shares of Common Stock held immediately prior to the Reverse/Forward Split, increased by any gain recognized in the Reverse/Forward Split, and decreased by the amount of cash received in the Reverse/Forward Split.

Any gain recognized in the Reverse/Forward Split will be treated, for federal income tax purposes, as capital gain, provided that your receipt of cash either
(1) is "not essentially equivalent to a dividend" with respect to you, or (2) is a "substantially disproportionate redemption of stock" with respect to you. (Each of the terms in quotation marks in the previous sentence is discussed above under the heading "Shareholders who Exchange all of their Common Stock for Cash as a Result of the Reverse/Forward Split.") In applying these tests, you may possibly take into account sales of shares of Common Stock that occur substantially contemporaneously with the Reverse/Forward Split. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of Miracor's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain.

You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Reverse/Forward Split, in light of your specific circumstances.

APPRAISAL RIGHTS

Shareholders do not have appraisal rights under Utah state law or under Miracor's Restated Certificate of Incorporation or By-laws in connection with the Reverse/Forward Split.

RESERVATION OF RIGHTS

We reserve the right to abandon the Reverse/Forward Split without further action by our shareholders at any time before the filing of the necessary amendments to Miracor's Restated Certificate of Incorporation with the Utah Secretary of State, even if the Reverse/Forward Split has been authorized by our shareholders at the Annual Meeting, and by voting in favor of the Reverse/Forward Split you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Split if we should so decide.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND MIRACOR'S CERTIFICATE OF INCORPORATION TO EFFECT ONE OF TWO ALTERNATIVE REVERSE/FORWARD STOCK SPLITS.

                                 PROPOSAL NO. 5:
                                 ---------------

                            RATIFICATION OF SELECTION
                     OF PARKS, TSCHOPP, WHITCOMB & ORR, P.A.
                             AS INDEPENDENT AUDITORS
                             -----------------------

The Board of Directors has selected the firm of Parks, Tschopp, Whitcomb & Orr, P.A. to serve as independent auditors and to audit the Company's 2003 financial statements. The firm of Parks, Tschopp, Whitcomb & Orr, P.A. audited the Company's financial statements as of December 31, 2002, 2001 and 2000 and for the years then ended. The Company is advised that neither the firm nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers Parks, Tschopp, Whitcomb & Orr, P.A. to be well qualified for the function of serving as the Company's independent auditors. The Utah Revised Business Corporation Act does not require the approval of the selection of auditors by the Company's shareholders, but in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that they pass upon its selection of independent auditors. In the event the shareholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the familiarity of Parks, Tschopp, Whitcomb & Orr, P.A. with the Company's financial and other affairs due to its previous service as independent auditors for the Company.

A representative of Parks, Tschopp, Whitcomb & Orr, P.A. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

The Board of Directors selects the independent auditors for the Company each year. The Board of Directors intends to continue the services of Parks, Tschopp, Whitcomb & Orr, P.A. for the year ending December 31, 2003.

AUDIT FEES
Parks, Tschopp, Whitcomb & Orr, P.A. and its subcontractor Chastang, Ferrell, Sims and Eiserman, L.L.C. billed the Company approximately $89,000 for professional services rendered in connection with the audit of the Company's financial statements as of December 31, 2002 and for the year then ended and for reviews of the financial statements included in the Company's Forms 10-QSB for that year.

CONSULTING FEES
The Company incurred no consulting fees during the year ended December 31, 2002.

ALL OTHER FEES
Chastang, Ferrell, Sims and Eiserman, L.L.C. billed the Company $9,720 and Deloitte & Touche LLP billed the Company $37,220 for all services rendered other than those set forth above for the year ended December 31, 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF SELECTION OF PARKS, TSCHOPP, WHITCOMB & ORR, P.A. AS INDEPENDENT AUDITORS.

                             SHAREHOLDERS' PROPOSALS
                             -----------------------

Proposals of shareholders intended to be presented at the annual meeting to be held in 2004 must be received in writing, by the Chief Executive Officer of the Company at its offices by January 31, 2004, in order to be considered for inclusion in the Company's proxy statement relating to that meeting.


                                   By Order of the Board of Directors


                                   M. Lee Hulsebus, Chairman, Chief
                                   Executive Officer

APPENDIX A
----------

                            MIRACOR DIAGNOSTICS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

ORGANIZATION

There shall be a committee of the Board of Directors (the "Board") of Miracor Diagnostics, Inc. (the "Company") known as the Audit Committee (the "Audit Committee" or the "Committee"). The Audit Committee shall be composed of not fewer than three directors who meet the "independence" and qualification requirements of NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") and as such are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a committee member. At least one member of the Audit Committee shall be a financial expert as defined by the Commission (however, the lack of any such member shall not invalidate or otherwise affect actions taken by the Committee). One member of the Committee shall serve as chairman and a majority of its members shall constitute a quorum.

Statement of Policy

The Audit Committee shall provide assistance to the Board in fulfilling the Board's responsibility to the stockholders relating to corporate accounting and financial reporting practices. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditor shall be responsible for auditing those financials. The Audit Committee shall provide an open avenue of communication between the independent auditor, management and the Board.

Activities of the Audit Committee

Following are four sets of activities in which the Audit Committee shall be engaged:

1.        CONTINUOUS (GENERAL)

o Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.
o Require that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Board Standard No. 1.
o Instruct the independent auditor that they are ultimately accountable to the Board and the Committee and are to report directly to the Audit Committee.
o Inquire of management and the independent auditor about significant risks or exposures and review the steps management has taken to minimize such risks to the Company.
o    Consider and review with the independent auditor and management:
     a) The adequacy of the Company's internal controls including computerized information system controls and security.
     b) Related findings and recommendations of the independent auditor along with management's responses.
o    Consider and review with management and independent auditor:
     a) Significant findings during the year, including the status of previous audit recommendations.
     b) Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information, and any significant disagreements with management.
     c)   Any changes required on the planned scope of the audit.
o Meet periodically with the independent auditor and management separately to discuss any matter that the Committee or these groups believe should be discussed privately with the Audit Committee.
o Report periodically to the Board on significant results of the foregoing activities.

2.        CONTINUOUS (REPORTING SPECIFIC POLICIES)

o Discuss with management and the independent auditor any relevant significant new financial reporting issues and practices brought to the attention of the Committee by the independent auditor.
o Discuss with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability of accounting principles, estimates by management and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting policies and practices.
o Inquire as to the auditors' view of management's choices of accounting policies as conservative, moderate or aggressive from the perspective of income, asset and liability recognition, and whether such policies are common practices.
o Determine with regard to new significant transactions or events, the auditors' reasoning for the appropriateness of the accounting and disclosure policies adopted by management.

3.       SCHEDULED

o Recommend the selection of the independent auditor for approval by the Board; determine the compensation of the independent auditor, and review and approve the dismissal of the independent auditor.
o Oversee the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.
o Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
o Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.
o Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
o Review, in consultation with the independent auditor and management, the audit scope and plan for the annual financial statement audit.
o Review with management and the independent auditor the results of annual audits and related comments with the Board and other committees as deemed appropriate, including:
     a) The audit of the Company's annual financial statements, accompanying footnotes and its report thereon.
     b) Any management letter or schedule of unadjusted differences provided by the independent auditor, and the Company's response to such letter or schedule.
     c) Any significant changes required in the independent auditors' audit plan. d) Any difficulties or disputes with management encountered during the course of the audit.
o Review quarterly earnings reports with management and the independent auditor, prior to the release to the public of any financial related disclosure.
o Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.
o Arrange for the independent auditor to be available to the full Board, at least annually, to help provide a basis for the Board to recommend the appointment of auditor.
o Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.
o Review and update the Committee's Charter annually, and recommend any proposed changes to the Board for approval.
o The Committee shall approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement.

4.       "AS NECESSARY"

o Review and approve requests in excess of $10,000 for any management or other consulting services to be performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit.
o The Committee is empowered to investigate any matter brought to its attention, with the right to retain independent legal, accounting or and other advisors to assist in the conduct of any investigation.

With respect to the foregoing responsibilities and processes, the Committee recognized that the Company's financial management, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statement or any professional certification as to the independent auditors' work. While the committee has the responsibilites and powers set forth in the Charter, it is not the duty of the committee to plan or conduct auditors to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

APPENDIX B
                            MIRACOR DIAGNOSTICS, INC.
               1997 STOCK OPTION PLAN, AS AMENDED ON MAY 18, 2002

                     SUBJECT TO APPROVAL BY THE SHAREHOLDERS

1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committed appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "COMPANY" means Miracor Diagnostics, Inc., a Utah corporation.

         (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services, and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a Director's fee by the Company, or who are not compensated by the Company for their services as Directors.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the employment or relationship as a Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (h) "COVERED EMPLOYEE" means the Chief Executive Officer and the five
(5) other highest compensated officers of the Company.

         (i) "DIRECTOR" means a member of the Board.

         (j) "DISINTERESTED PERSON" means a Director who either: (i) was not during the one (1) year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

         (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any affiliate of the Company. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

                  (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                  (ii) If the common stock is quoted on the NASDAQ System (not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

                  (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "OPTION" means a stock option granted pursuant to the Plan.

         (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (s) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option.

         (t) "OUTSIDE DIRECTOR" means a Director who either: (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director; or (ii) is otherwise considered an "Outside Director" for purposes of Section 162(m) of the Code.

         (u) "PLAN" means this 1997 Stock Option Plan.

         (v) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16(b)-3, as in effect when discretion is being exercised with respect to the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                  (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii) To amend the Plan as provided in Section 11.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who: (1) are not then subject to subject to
Section 16 of the Exchange Act; and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

         (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate three million (3,000,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees or Consultants.

         (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

         (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five
(5) years from the date of grant.

         (d) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred fifty thousand (250,000) shares of the Company's common stock in any twelve (12) month period.

         (e) Notwithstanding any other provision, Outside Directors are not eligible to be granted Options under the Plan.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option: (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirements need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A CONSULTANT. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of: (i) the date two (2) months after the termination of the Optionee's Continuous Status as an Employee or Consultant (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of: (i) the date six (6) months following such termination (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's Estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of: (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement); or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any Federal, State or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

         (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         (c) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

         (d) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director of Consultant of any Employee, Consultant or Optionee with or without cause.

         (e) To the extent that the aggregate Fair market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (f) (i) The Board or the Committee shall have the authority to effect, at any time and from time to time: the downward repricing of any outstanding Options under the Plan; and/or with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(c), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of common stock on the new grant date.

                  (ii) Shares subject to an Option canceled under this subsection 9(f) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option under this subsection 9(f), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 9(f) shall be applicable only to the extent required by Section 162(m) of the Code.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any twelve (12) month period pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options.

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (i) Increase the number of shares reserved for Options under the Plan;

                  (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                  (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless:
(i) the Company requests the consent of the person to whom the Option was granted; and (ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 24, 2007 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of Utah.



                                    # # # # #

Appendix C
                            MIRACOR DIAGNOSTICS, INC.
                          AMENDED AND RESTATED BY-LAWS
                         AS ADOPTED ON NOVEMBER 11, 2002

                                TABLE OF CONTENTS

                                    ARTICLE I
                                  STOCKHOLDERS

1.01. Annual Meetings........................................................4
1.02. Special Meetings.......................................................4
1.03. Notice of Meetings; Waiver.............................................4
1.04. Quorum and Required Vote...............................................4
1.05. Voting Rights..........................................................4
1.06. Voting by Ballot.......................................................5
1.07. Adjournment............................................................5
1.08. Proxies................................................................5
1.09. Presiding Officer and Secretary of the Meeting.........................5
1.10. Notice of Stockholder Business and Nominations.........................6
1.11. Inspectors of Elections................................................6
1.12. Opening and Closing of Polls...........................................8
1.13. Confidential Voting....................................................8

                                   ARTICLE II
                               BOARD OF DIRECTORS

2.01. General Powers.........................................................8
2.02. Number of Directors....................................................9
2.03. Classified Board; Election of Directors................................9
2.04. Annual and Regular Meetings............................................9
2.05. Special Meetings; Notice...............................................9
2.06. Quorum; Voting.........................................................10
2.07. Adjournment............................................................10
2.08. Action Without a Meeting...............................................10
2.09. Regulations; Manner of Acting..........................................10
2.10. Action by Telephonic Communications....................................10
2.11. Resignations...........................................................10
2.12. Removal of Directors...................................................10
2.13. Vacancies and Newly Created Directorships..............................10
2.14. Compensation...........................................................11
2.15. Reliance on Accounts and Reports.......................................11

                                   ARTICLE III
                                BOARD COMMITTEES

3.01. How Constituted........................................................11
3.02. Committee Powers.......................................................11
3.03. Proceedings............................................................12
3.04. Quorum and Manner of Acting............................................12
3.05. Action by Telephonic Communications....................................12
3.06. Resignations...........................................................13
3.07. Removal................................................................13
3.08. Vacancies..............................................................13

                                   ARTICLE IV
                                    OFFICERS

4.01. Number.................................................................13
4.02. Election...............................................................13
4.03. Salaries...............................................................13
4.04. Removal and Resignation; Vacancies.....................................13
4.05. Authority and Duties of Officers.......................................13
4.06. The Chairman...........................................................13
4.07. The Chief Executive Officer............................................14
4.08. The President..........................................................14
4.09. Absence or Disability of the Chief Executive Officer...................14
4.10. Vice Presidents........................................................14
4.11. The Secretary..........................................................14
4.12. The Chief Financial Officer............................................14
4.13. The Treasurer..........................................................14
4.14. Additional Officers....................................................15


                                    ARTICLE V
                                  CAPITAL STOCK

5.01. Certificates of Stock..................................................15
5.02. Signatures; Facsimile..................................................15
5.03. Lost, Stolen or Destroyed Certificates.................................15
5.04. Transfer of Stock......................................................15
5.05. Record Date............................................................15
5.06. Registered Stockholders................................................16
5.07. Transfer Agent and Registrar...........................................16


                                   ARTICLE VI
                                 INDEMNIFICATION

6.01. Nature of Indemnity....................................................17
6.02. Determination that Indemnification is Proper...........................17
6.03. Advance Payment of Expenses............................................17
6.04. Procedure for Indemnification of Directors and Officers................17
6.05. Survival; Preservation of Other Rights.................................18
6.06. Insurance..............................................................18
6.07. Severability...........................................................18


                                   ARTICLE VII
                                     OFFICES

7.01. Registered Office......................................................18
7.02. Other Offices..........................................................18

                                  ARTICLE VIII
                               GENERAL PROVISIONS

8.01. Dividends..............................................................18
8.02. Reserves...............................................................19
8.03. Execution of Instruments...............................................19
8.04. Corporate Indebtedness.................................................19
8.05. Deposits...............................................................19
8.06. Checks.................................................................19
8.07. Sale, Transfer, etc. of Securities.....................................19
8.08. Voting as Stockholder..................................................20
8.09. Fiscal Year............................................................20
8.10. Seal...................................................................20

                                   ARTICLE IX
                              AMENDMENT OF BY-LAWS

9.01. Amendment..............................................................20

                                   ARTICLE X
                                  CONSTRUCTION

10.01. Construction..........................................................20

                                    ARTICLE I
                                  STOCKHOLDERS

SECTION 1.01. ANNUAL MEETINGS. The annual meeting of the stockholders of the Corporation for the election of Directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, date and time as may be fixed by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting.

SECTION 1.02. SPECIAL MEETINGS. Special meetings of the stockholders may be called at any time by the Chief Executive Officer [or, in the event of the Chief Executive Officer's absence or disability, by the President or any Director who is also an officer (hereafter, an "Officer Director")]. A special meeting shall be called by the Chief Executive Officer (or, in the event of the Chief Executive Officer's absence or disability, by the President or any Officer Director) or by the Secretary pursuant to a resolution approved by a majority of the entire Board of Directors. Such special meetings of the stockholders shall be held at such places as shall be specified in the respective notices or waivers of notice thereof. Any power of the stockholders of the Corporation to call a special meeting is specifically denied.

SECTION 1.03. NOTICE OF MEETINGS; WAIVER. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten (10) nor more than sixty (60) days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the record of stockholders of the Corporation. Such further notice shall be given as may be required by law. A written waiver of any notice of any annual or special meeting signed by the person entitled thereto, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders needs to be specified in a written waiver of notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

SECTION 1.04. QUORUM AND REQUIRED VOTE. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of thirty-three and one-third percent (33.33%) of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law or by the Certificate of Incorporation, these By-Laws or the rules or regulations of any stock exchange applicable to the Corporation, the vote of a majority (or, in the case of the election of Directors, a plurality) of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

SECTION 1.05. VOTING RIGHTS. Subject to the rights of the holders of any class or series of Preferred Stock, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in such stockholder's name on the books of the Corporation at the close of business on the date fixed pursuant to the provisions of Section 5.05 hereof as the record date for the determination of the stockholders who shall be entitled to notice of and to vote at such meeting.

SECTION 1.06. VOTING BY BALLOT. No vote of the stockholders need be taken by written ballot unless otherwise required by law. Any vote not required to be taken by ballot may be conducted in any manner approved by the presiding officer at the meeting at which such vote is taken.

SECTION 1.07. ADJOURNMENT. If a quorum is not present at any meeting of the stockholders, the presiding officer shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than one hundred eighty (180) days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

SECTION 1.08. PROXIES. Any stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to vote at any such meeting for such stockholder by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or such stockholder's authorized officer, director, employee or agent, or by causing such signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram, data and voice telephonic communications, computer network, e-mail or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm, a proxy support service organization or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three (3) years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram, data and voice telephonic communications, computer network, e-mail or other electronic transmission must either set forth or be submitted with information from which it can be determined that such electronic transmission was authorized by the stockholder. If it is determined that such electronic transmission is valid, the Inspectors shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

SECTION 1.09. PRESIDING OFFICER AND SECRETARY OF THE MEETING.
         (a) At every meeting of stockholders the presiding officer shall be the Chairman or, in the event of the Chairman's absence or disability, the President, or in the event of the President's absence or disability, any officer designated by the Chief Executive Officer, or in the event of the Chief Executive Officer's absence or the failure of the Chief Executive Officer to designate an officer for such purpose, any officer chosen by resolution of the Board of Directors. The order of business and all other matters of procedure at every meeting of stockholders may be determined by the presiding officer. The Secretary, or in the event of the Secretary's absence or disability, any Assistant Secretary designated by the presiding officer, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting.
         (b) Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations as adopted by the Board of Directors, the presiding officer shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer, may include, but are not limited to, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding officer shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

SECTION 1.10.  NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.
         a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made only (A) by or at the direction of the Board of Directors or the Chief Executive Officer, or (B) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder and the notice procedures set forth in clause (ii) of this paragraph and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation, (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder, pursuant to clause (B) of paragraph
(a)(i) of this Section 1.10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than one hundred twenty (120) calendar days prior to the first anniversary of the previous year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting was changed by more than thirty (30) days from the anniversary date of the previous year's annual meeting, notice by the stockholder must be so received not later than one hundred twenty (120) calendar days prior to such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. In no event shall an adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of stockholders' notice as described below. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either the Certificate of Incorporation or the By-Laws of the Corporation, the language of the proposed amendment; (C) any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made and, in case of nominations, a description of all arrangements or understandings between the stockholder and each nominee and any other persons (naming them) pursuant to which the nominations are to be made by the stockholder; (D) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by a qualified representative at the meeting to propose such business; (E) if the stockholder intends to solicit proxies in support of such stockholder's proposals, a representation to that effect; and (F) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made, (1) the name and address of such stockholder, as it appears on the Corporation's books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. If such stockholder does not appear or send a qualified representative to present such proposal at such annual meeting, the Corporation need not present such proposal for a vote at such meeting, notwithstanding that proxies in respect of such vote which may have been received by the Corporation. The presiding officer of any annual meeting of stockholders shall refuse to permit any business proposed by a stockholder to be brought before such annual meeting without compliance with the foregoing procedures or if the stockholder solicits proxies in support of such stockholder's proposal without such stockholder having made the representation required by clause (E) above.
         (b) Special Meetings of Stockholders. (i) Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation's notice of meeting pursuant to Section 1.02 of these By-Laws shall be conducted at such meeting; (ii) In the event that Directors are to be elected at a special meeting of stockholders pursuant to the Corporation's notice of meeting, nominations of persons for election to the Board of Directors may be made at such special meeting of stockholders (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 1.10 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such special meeting of stockholders if the stockholder's notice as required by paragraph
(a)(ii) of this Section 1.10 shall be delivered to the Secretary at the principal executive offices of the Corporation not later than one hundred fifty
(150) calendar days prior to such special meeting or ten (10) calendar days following the date on which public announcement of the date of the special meeting and of the nominees to be elected at such meeting is first made. In no event shall the adjournment or postponement of a special meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

         (c) General. (i) Only persons who are nominated in accordance with the procedures set forth in this Section 1.10 shall be eligible to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.10. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section 1.10 and, if any proposed nomination or business is not in compliance with this Section 1.10, to declare that such defective proposal or nomination shall be disregarded; (ii) Nothing in this Section 1.10 shall be deemed to affect any rights of the holders of any class or series of preferred stock, if any, to elect Directors if so provided under any applicable preferred stock Certificate of Designation (as defined in the Certificate of Incorporation).

SECTION 1.11. INSPECTORS OF ELECTIONS.
         (a) Prior to any meeting of the stockholders, the Board of Directors shall appoint one or more persons to act as Inspectors of Elections, and may designate one or more alternate Inspectors. If no Inspector or alternate is able to act, the person presiding at the meeting shall appoint one or more Inspectors to act at the meeting. Each Inspector, before entering upon the discharge of the duties of an Inspector, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of such Inspector's ability. The Inspector shall: (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the shares represented at the meeting and the validity of proxies and ballots; (iii) specify the information relied upon to determine the validity of electronic transmissions in accordance with Section 1.08 hereof; (iv) count all votes and ballots; (v) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the Inspectors; (vi) certify such Inspector's determination of the number of shares represented at the meeting, and such Inspector's count of all votes and ballots.
         (b) The Inspector may appoint or retain other persons or entities to assist in the performance of the duties of Inspector.
         (c) When determining the shares represented and the validity of proxies and ballots, the Inspector shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any proxies provided in accordance with Section 1.08 of these By-Laws, ballots and the regular books and records of the Corporation. The Inspector may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers or their nominees or a similar person which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the Inspector considers other reliable information as outlined in this section, the Inspector, at the time of certification pursuant to (a)(vi) of this Section 1.11, shall specify the precise information considered, the person(s) from whom such information was obtained, when this information was obtained, the means by which such information was obtained, and the basis for the Inspector's belief that such information is accurate and reliable.

SECTION 1.12. OPENING AND CLOSING OF POLLS. The time for the opening and the closing of the polls for the matters to be voted upon at a stockholder meeting shall be announced at the meeting by the presiding officer. The Inspector of the election shall be prohibited from accepting any ballots, proxies or votes or any revocations thereof or changes thereto after the closing of the polls, unless a Court, upon application by a stockholder, shall determine otherwise.

SECTION 1.13. CONFIDENTIAL VOTING.
         (a) Proxies and ballots that identify the votes of specific stockholders shall be kept in confidence by the Inspectors of election unless
(i) there is an opposing solicitation with respect to the election or removal of Directors, (ii) disclosure is required by applicable law, (iii) a stockholder expressly requests or otherwise authorizes disclosure in relation to such stockholder's vote, or (iv) the Corporation concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes.
         (b) The Inspectors of election and any authorized agents or other persons engaged in the receipt, count and tabulation of proxies and ballots shall be advised of this By-Law and instructed to comply herewith.
         (c) The Inspectors of election shall certify, to the best of their knowledge based on due inquiry, that proxies and ballots have been kept in confidence as required by this Section 1.13.

                                   ARTICLE II
                               BOARD OF DIRECTORS

SECTION 2.01. GENERAL POWERS. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

SECTION 2.02. NUMBER OF DIRECTORS. Subject to the rights of the holders of any class or series of preferred stock, if any, the number of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the entire Board of Directors, but the Board of Directors shall at no time consist of fewer than five (5) and more than seven (7) Directors.

SECTION 2.03. CLASSIFIED BOARD; ELECTION OF DIRECTORS. The Directors of the Corporation, subject to the rights of the holders of shares of any class or series of preferred stock, shall be classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class ("Class I") whose term expires at the 2003 annual meeting stockholders, another class ("Class II") whose term expires at the 2004 annual meeting of stockholders, and another class ("Class III") whose term expires at the 2005 annual meeting of stockholders, with each class to hold office until its successors are elected and qualified.

Except as otherwise provided in Sections 2.12 and 2.13 of these By-Laws, at each annual meeting of stockholders of the Corporation, and subject to the rights of the holders of shares of any class or series of preferred stock, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

SECTION 2.04. ANNUAL AND REGULAR MEETINGS. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as practicable following adjournment of the annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place and the date of such meetings. Notice of regular meetings need not be given; provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, to each Director who shall not have been present at the meeting at which such action was taken, addressed or transmitted to him or her at such Director's usual place of business, or shall be delivered or transmitted to him or her personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

SECTION 2.05. SPECIAL MEETINGS; NOTICE. Special meetings of the Board of Directors shall be held whenever called by the Chairman or the Chief Executive Officer (or, in the event of the Chief Executive Officer's absence or disability, by the President) or by the Secretary pursuant to a resolution approved by a majority of the entire Board of Directors, at such place, date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on twenty-four (24) hours notice, if notice is given to each Director personally or by telephone, including a voice messaging system, or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means, or on five (5) days notice, if notice is mailed to each Director, addressed or transmitted to him or her at such Director's usual place of business or other designated location. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

SECTION 2.06. QUORUM; VOTING. At all meetings of the Board of Directors, the presence of a majority of the total number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 2.07. ADJOURNMENT. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 of these By-Laws shall be given to each Director.

SECTION 2.08. ACTION WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

SECTION 2.09. REGULATIONS; MANNER OF ACTING. To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board and the individual Directors shall have no power as such.

SECTION 2.10. ACTION BY TELEPHONIC COMMUNICATIONS. Members of the Board of Directors may participate in any meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in any meeting pursuant to this provision shall constitute presence in person at such meeting.

SECTION 2.11. RESIGNATIONS. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

SECTION 2.12. REMOVAL OF DIRECTORS. Subject to the rights of the holders of any class or series of preferred stock, if any, to elect additional Directors under specified circumstances, any Director may be removed at any time, but only for cause, upon the affirmative vote of the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote generally in the election of Directors. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed. A Director filling any such vacancy shall be of the same class as that of the Director whose removal created such vacancy and shall hold office until such Director's successor shall have been elected and qualified or until such Director's earlier death, resignation or removal. If such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in Section 2.13 of these By-Laws.

SECTION 2.13. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Subject to the rights of the holders of any class or series of preferred stock, if any, to elect additional Directors under specified circumstances, and except as provided in
Section 2.12, if any vacancies shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased pursuant to Section 2.02 hereof, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. Any Director filling a vacancy shall be of the same class as that of the Director whose death, resignation, removal or other event caused the vacancy, and any Director filling a newly created directorship shall be of the class specified by the Board of Directors at the time the newly created directorships were created. A Director elected to fill a vacancy or a newly created directorship shall hold office until such Director's successor has been elected and qualified or until such Director's earlier death, resignation or removal.

SECTION 2.14. COMPENSATION. The amount, if any, which each Director shall be entitled to receive as compensation for such Director's services as such shall be fixed from time to time by the Board of Directors.

SECTION 2.15. RELIANCE ON ACCOUNTS AND REPORTS. A Director, and any member of any committee designated by the Board of Directors shall, in the performance of such Director's duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                   ARTICLE III
                                BOARD COMMITTEES

SECTION 3.01. HOW CONSTITUTED. The Board of Directors may designate one or more Committees, including an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating Committee. Each such Committee shall consist of such number of Directors as from time to time may be fixed by the Board of Directors. Thereafter, members of each such Committee may be designated from time to time by the Board of Directors. Any such Committee may be abolished or re-designated from time to time by the Board of Directors.

SECTION 3.02. COMMITTEE POWERS.
         (a) Executive Committee. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this section, and subject to the provisions of the Certificate of Incorporation, shall have and may exercise the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation, including the power to declare dividends. The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it.

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

          (b) Audit Committee. The Audit Committee, except as otherwise provided in any resolution of the Board of Directors, or as may be required by law, shall have and may exercise the authority of the Board of Directors: to recommend to the Board of Directors the selection of the Corporation's independent certified public accountants; to review the scope, plans and results relating to the internal and external audits of the Corporation and its financial statements; to review the financial condition of the Corporation; to monitor and evaluate the integrity of the Corporation's financial reporting processes and procedures; to assess the significant business and financial risks and exposures of the Corporation and to evaluate the adequacy of the Corporation's internal controls in connection with such risks and exposures, including, but not limited to, accounting and audit controls over cash, securities, receipts, disbursements and other financial transactions; and to review the Corporation's policies on ethical business conduct and monitor compliance therewith.
         (c) Compensation Committee. The Compensation Committee, except as otherwise provided in any resolution of the Board of Directors, shall have and may exercise all the authority of the Board of Directors with respect to compensation, benefits and personnel administration of the employees of the Corporation; shall nominate persons for election or appointment by the Board of Directors of all principal officers (as determined by the Committee) and such other officers as the Committee may determine to elect or appoint as officers; shall evaluate the performance and recommend to the Board of Directors the compensation of such principal officers and such other officers as the Committee may determine; may elect or appoint officers as provided in Sections 4.01 and
4.02 of these By-Laws; and may recommend to the Board of Directors any plan to issue options for the purchase of shares of the Corporation's stock to its officers or employees and those of any subsidiaries.
         (d) Nominating Committee. The Nominating Committee, except as otherwise provided in any resolution of the Board of Directors, shall make recommendations to the Board of Directors with respect to electing Directors and filling vacancies on the Board of Directors.
         (e) Other Committees. Each other Committee, except as otherwise provided in this section, shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors.
         (f) Limitations on Committee Authority. None of the Executive Committee, the Audit Committee, the Compensation Committee, the Nominating Committee or any such other Committee shall have the power or authority: (i) to approve, adopt or recommend to the stockholders, any action or matter expressly required by applicable law, the Certificate of Incorporation or the rules of any exchange on which the shares of the Corporation are traded, to be submitted to stockholders for approval; or (ii) to adopt, amend or repeal the By-Laws of the Corporation; or (iii) take any actions which are not fully in compliance with applicable State and/or Federal laws, and/or with the rules and regulations of the United States Securities and Exchange Commission and/or any public Exchange upon which the Corporation's securities may be traded.

SECTION 3.03. PROCEEDINGS. Each Committee may, subject to approval of the Board of Directors, adopt a charter specifying its scope of responsibility and may fix its own rules of procedure and may meet at such place, at such time and upon such notice as it shall determine from time to time. Each Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board next following any such proceedings.

SECTION 3.04. QUORUM AND MANNER OF ACTING. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members constituting a majority of the total membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

SECTION 3.05. ACTION BY TELEPHONIC COMMUNICATIONS. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

SECTION 3.06. RESIGNATIONS. Any member of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

SECTION 3.07. REMOVAL. Any member of any Committee may be removed from the position as a member of such Committee at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

SECTION 3.08. VACANCIES. If any vacancy shall occur in any Committee, by reason of death, resignation, removal or otherwise, the remaining members shall continue to act, and any such vacancy may be filled by the Board of Directors.

                                   ARTICLE IV
                                    OFFICERS

SECTION 4.01. NUMBER. The officers of the Corporation shall be elected by the Board of Directors and shall be a Chairman, Chief Executive Officer, President, one or more Vice Presidents, a Chief Financial Officer, a Secretary, a Treasurer, a Controller and a General Counsel. The Board of Directors may appoint such other officers as it may deem appropriate, provided that officers of the rank of Vice-President and below may be appointed by the Compensation Committee. Such other officers shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors, Chief Executive Officer or President. Any number of offices may be held by the same person. No officer, other than the Chairman, need be a Director of the Corporation.

SECTION 4.02. ELECTION. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such meeting, officers may be elected at any regular or special meeting of the Board of Directors. Officers of the rank of Vice-President and below may be elected by the Compensation Committee. Each officer shall hold office until such officer's successor has been elected and qualified, or until such officer's earlier death, resignation or removal.

SECTION 4.03. SALARIES. The salaries of all principal officers of the Corporation shall be fixed by the Board of Directors.

SECTION 4.04. REMOVAL AND RESIGNATION; VACANCIES. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

SECTION 4.05. AUTHORITY AND DUTIES OF OFFICERS. The officers of the Corporation shall have such authority and exercise such powers and perform such duties as may be specified in these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

SECTION 4.06. THE CHAIRMAN. The Directors shall elect from among the members of the Board of Directors a Chairman of the Board. The Chairman shall have such duties and powers as set forth in these By-Laws or as shall otherwise be conferred upon the Chairman from time to time by the Board of Directors. The Chairman shall preside over all meetings of the Stockholders and the Board of Directors.

SECTION 4.07. THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have general control and supervision of the policies and operations of the Corporation. He or she shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer of a corporation. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may prescribe.

SECTION 4.08. THE PRESIDENT. The President, subject to the authority of the Chief Executive Officer (if the President is not the Chief Executive Officer), shall have primary responsibility for, and authority with respect to, the management of the day-to-day business and affairs of the Corporation, to the extent prescribed by the Chief Executive Officer. The President shall perform such other duties and have such other powers as the Board of Directors or (if the President is not the Chief Executive Officer) the Chief Executive Officer may from time to time prescribe.

SECTION 4.09. ABSENCE OR DISABILITY OF THE CHIEF EXECUTIVE OFFICER. In the event of the absence of the Chief Executive Officer or in the event of the Chief Executive Officer's inability to act, the officer, if any, designated by resolution of the Board of Directors (or in the event there is more than one such designated officer, then in the order of designation) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers and be subject to all the restrictions of the Chief Executive Officer.

SECTION 4.10. VICE PRESIDENT. The Vice President shall have such designations and shall perform such other duties and have such powers as the Board of Directors, the Chief Executive Officer or the President may from time to time prescribe.

SECTION 4.11. THE SECRETARY. The Secretary shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors, and shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law. The Secretary shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to instruments when appropriate. The Secretary shall perform all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer or the President.

SECTION 4.12. THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have responsibility for the financial affairs of the Corporation. The Chief Financial Officer shall perform such other duties and exercise such other powers as are normally incident to the office of chief financial officer and as may be prescribed by the Board of Directors, the Chief Executive Officer or the President.

SECTION 4.13. THE TREASURER. The Treasurer shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation, and shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation. The Treasurer shall cause the moneys of the Corporation to be disbursed by checks or drafts upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed. The Treasurer shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-Laws or as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer, the President or the Chief Financial Officer.

SECTION 4.14. ADDITIONAL OFFICERS. The Board of Directors from time to time may delegate to any officer the power to appoint subordinate officers and to prescribe their respective rights, terms of office, authorities and duties. Any such officer may remove any such subordinate officer appointed by him or her, for or without cause, but such removal shall be without prejudice to the contractual rights of such subordinate officer or agent, if any, with the Corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

SECTION 5.01. CERTIFICATES OF STOCK. The shares of the Corporation shall be either represented by certificates. Notwithstanding the adoption of such resolution by the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation, (i) by the Chief Executive Officer, the President or a Vice President, and (ii) by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws.

SECTION 5.02. SIGNATURES; FACSIMILE. All of such signatures on the certificate referred to in Section 5.01 of these By-Laws may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate representing shares of the Corporation shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

SECTION 5.03. LOST, STOLEN OR DESTROYED CERTIFICATES. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

SECTION 5.04. TRANSFER OF STOCK. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 5.05. RECORD DATE.
         (a) Stockholders Meetings. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
         (b) Dividends and Other Distributions. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 5.06. REGISTERED STOCKHOLDERS. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

SECTION 5.07. TRANSFER AGENT AND REGISTRAR. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                   ARTICLE VI
                                 INDEMNIFICATION

SECTION 6.01. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other entity, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful; except that in the case of an action or suit by or in the name of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that a Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which a Court shall deem proper. Notwithstanding the foregoing, but subject to Section 6.05 of these By-Laws, the Corporation shall not be obligated to indemnify a director or officer of the Corporation in respect of a Proceeding (or such part thereof) instituted by such director or officer, unless such Proceeding (or such part thereof) has been authorized by the Board of Directors. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 6.02. DETERMINATION THAT INDEMNIFICATION IS PROPER. Unless ordered by a court, no indemnification of a present or former director or officer of the Corporation under Section 6.01 hereof (unless ordered by a court) shall be made by the Corporation if a determination is made that indemnification of the present or former director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section
6.01 hereof.

SECTION 6.03. ADVANCE PAYMENT OF EXPENSES. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount with interest, as determined by the Corporation, if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by former directors and officers may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director or officer in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

SECTION 6.04. PROCEDURE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS. Any indemnification of a director or officer of the Corporation under Section 6.01, or advance of costs, charges and expenses to a director or officer under Section
6.04 of these By-Laws, shall be made promptly, and in any event within thirty
(30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article VI is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this
Article VI shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under
Section 6.03 of these By-Laws where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01 of these By-Laws, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in
Section 6.01 of these By-Laws, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

SECTION 6.05. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification and advancement provisions shall be deemed to be a contract between the Corporation and each director or officer who serves in any such capacity at any time while these provisions are in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director or officer. The indemnification and advancement provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and, once an event has occurred with respect to which a Director or Officer is or may be entitled to indemnification under this Article, such entitlement shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 6.06. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other entity against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI; provided that such insurance is available on acceptable terms, which determination shall be made by the Chief Executive Officer.

SECTION 6.07. SEVERABILITY. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                   ARTICLE VII
                                     OFFICES

SECTION 7.01. REGISTERED OFFICE. The registered office of the Corporation in the State of Utah shall be located at King, Burke, and Schaap, 648 East 100 South 200 825 Salt Lake City, UT 84102.

SECTION 7.02. OTHER OFFICES. The Corporation may maintain offices or places of business at such other locations as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

SECTION 8.01. DIVIDENDS. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property or shares of the Corporation's capital stock. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

SECTION 8.02. RESERVES. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

SECTION 8.03. EXECUTION OF INSTRUMENTS. The Chief Executive Officer, the President, any Vice President, the Secretary, the Chief Financial Officer or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the Chief Executive Officer may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

SECTION 8.04. CORPORATE INDEBTEDNESS. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors, the Chief Executive Officer or the Chief Financial Officer shall authorize. When so authorized by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

SECTION 8.05. DEPOSITS. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors, the Chief Executive Officer, the Treasurer or the Chief Financial Officer or by such officers or agents as may be authorized by the Board of Directors or the Chief Executive Officer, the Treasurer or the Chief Financial Officer to make such determination.

SECTION 8.06. CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors or the Chief Executive Officer may determine.

SECTION 8.07. SALE AND TRANSFER OF SECURITIES. To the extent authorized by the Board of Directors or by the Chief Executive Officer, the President, any Vice President, the Secretary, the Chief Financial Officer or the Treasurer or any other officers designated by the Board of Directors or the Chief Executive Officer may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal (if required), any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

Section 8.08. Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chief Executive Officer, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution confer such power and authority upon any other person or persons.

SECTION 8.09. FISCAL YEAR. The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on December 31.

SECTION 8.10. SEAL. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Utah". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

                                   ARTICLE IX
                              AMENDMENT OF BY-LAWS

SECTION 9.01. AMENDMENT. These By-Laws may be amended, altered or repealed:
         (a) By resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or
         (b) At any regular or special meeting of the stockholders upon the affirmative vote of the holders of three-fourths (3/4) or more of the combined voting power of the outstanding shares of the Corporation entitled to vote generally in the election of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

                                    ARTICLE X
                                  CONSTRUCTION

SECTION 10.01. CONSTRUCTION. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.

Appendix D

                  PROPOSED FORM OF CERTIFICATE OF AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                          TO EFFECT FORWARD STOCK SPLIT
                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            MIRACOR DIAGNOSTICS, INC.


Miracor Diagnostics, Inc., a Utah corporation (the "Corporation"), does hereby certify that:

FIRST: This Certificate of Amendment amends the provisions of the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation").

SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Utah and shall become effective at 6:01 p.m., eastern time, on [ ].

THIRD: Article IV of the Certificate of Incorporation is hereby amended by deleting Section 4.01 in its entirety and replacing it with the following:

"SECTION 4.01. Without regard to any other provision of this Certificate of Incorporation, each one (1) share of Common Stock (as defined below), either issued and outstanding or held by the Corporation as treasury stock (and including each fractional share in excess of one (1) share held by any stockholder and each fractional interest in excess of one (1) share held by the Corporation or its agent pending disposition on behalf of those entitled thereto), immediately prior to the time this amendment becomes effective shall be and are hereby automatically reclassified and changed (without any further act) into [twenty-five (25)/one hundred (100)] fully-paid and nonassessable shares of Common Stock (or, with respect to such fractional shares and interests, such lesser number of shares and fractional shares or interests as may be applicable based upon such [251/100-1 ratio]), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued.


IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this [ ] day of [ ], [ ].


By: -------------------------------- Name:

                                     Title:

                            MIRACOR DIAGNOSTICS, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints M. Lee Hulsebus and Ross S. Seibert as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of common stock, $0.15 par value per share of Miracor Diagnostics, Inc., a Utah corporation (the "Company"), held of record by the undersigned on April 8, 2003 at the Annual Meeting of Shareholders to be held at 9191 Towne Centre Drive, Third Floor Conference Room, Suite 320, San Diego, CA 92122 on Tuesday, May XX, 2003 at 8:00 a.m., Pacific Daylight Savings Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

                   PLEASE MARK BOXES |_| IN BLUE OR BLACK INK.

PROPOSAL 1   To re-elect Mr. Thomas E. Glasgow to the Board of Directors until the annual meeting of shareholders to be held in the year 2006 and until his respective successor shall have been elected and qualified. To elect Harvey C. Flodin to the Board of Directors until the annual meeting of shareholders to be held in the year
             2006 and until his successor shall have been elected and qualified.

             (Mark only ONE of the two boxes relative to this Proposal)

             |_| VOTE FOR all nominees named above except those who may be
                 named on this line:
                 _______________________________________________________________

             |_| VOTE WITHHELD as to all nominees named above

PROPOSAL 2   To approve an Amendment of the 1997 Stock Option Plan which increases the number of shares authorized under the Plan from 1.5 million to 3 million.

             FOR    |_|          AGAINST   |_|         WITHHELD   |_|

PROPOSAL 3   To approve Amended and Restated By-Laws of Miracor Diagnostics,
             Inc. which lowers the quorum requirement for Shareholder Meetings from a majority to thirty-three and one-third percent of the issued and outstanding shares entitled to vote at the Meeting.

             FOR    |_|          AGAINST   |_|         WITHHELD   |_|


PROPOSAL 4   To consider and vote upon proposals which amend Miracor's Restated
             Certificate of Incorporation to cash out small shareholders by effecting, alternatively, as determined by the Board of Directors in its discretion, one of two alternative reverse/forward stock splits.

             FOR    |_|          AGAINST   |_|         WITHHELD   |_|

PROPOSAL 5   To ratify appointment by the Company's Board of Directors of Parks,
             Tschopp, Whitcomb & Orr, P.A. as the Company's independent auditors for the current calendar year.

             FOR    |_|          AGAINST   |_|         WITHHELD   |_|

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5.

Please mark, date, sign and return this Proxy promptly in the enclosed envelope. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________, 2003


X_______________________________            X_______________________________
Signature                                    Signature, if held jointly

X_______________________________
Print Name(s)